EXHIBIT 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No.20 to Registration Statement No.333-89389 on Form N-1A of our reports dated December 30, 2008, relating to the financial statements and financial highlights of BlackRock Large Cap Series Funds, Inc. (the “Series”), including BlackRock Large Cap Value Fund, BlackRock Large Cap Core Fund, BlackRock Large Cap Growth Fund, BlackRock Large Cap Growth Retirement Portfolio, BlackRock Large Cap Value Retirement Portfolio and BlackRock Large Cap Core Retirement Portfolio, appearing in the Annual Reports on Form N-CSR of the Fund for the year ended October 31, 2008; of our report dated December 26, 2008, relating to the financial statements and financial highlights of the Series, including BlackRock Large Cap Core Plus Fund appearing in the Annual Report on Form N-CSR of the Fund for the year ended October 31, 2008; and of our report dated December 30, 2008 relating to the financial statements and financial highlights of Master Large Cap Series LLC (the “Master LLC”), including Master Large Cap Value Portfolio, Master Large Cap Core Portfolio and Master Large Cap Growth Portfolio, appearing in the Annual Report on Form N-CSR of the Master LLC for the year ended October 31, 2008. We also consent to the references to us under the headings Financial Highlights” in the Prospectuses and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
February 26, 2009